Leader in Targeted Protein Modulation Nurix Therapeutics Blazing a New Path in Medicine Investor Presentation September 2024

2 Important notice and disclaimers This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When or if used in this presentation, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “should,” “will,” and similar expressions and their variants, as they relate to Nurix Therapeutics, Inc. (“Nurix”, the “Company,” “we,” “us” or “our”), may identify forward-looking statements. All statements that reflect Nurix’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding our future financial or business plans; our future performance, prospects and strategies; future conditions, trends, and other financial and business matters; our current and prospective drug candidates; the planned timing and conduct of the clinical trial programs for our drug candidates; the planned timing for the provision of clinical updates and initial findings from our clinical studies; the potential benefits of our collaborations, including potential milestone and sales-related payments; the potential advantages of our DELigase platform and drug candidates; the extent to which our scientific approach, our DELigase platform, targeted protein modulation, and Degrader- Antibody Conjugates may potentially address a broad range of diseases; the extent animal model data predicts human efficacy; the timing and success of the development and commercialization of our current and anticipated drug candidates; and our ability to fund our operations into the second half of 2026. Forward-looking statements reflect Nurix’s current beliefs, expectations, and assumptions. Although Nurix believes the expectations and assumptions reflected in such forward-looking statements are reasonable, Nurix can give no assurance that they will prove to be correct. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause Nurix’s actual activities and results to differ materially from those expressed in any forward-looking statement. Such risks and uncertainties include, but are not limited to: (i) risks and uncertainties related to Nurix’s ability to advance its drug candidates, obtain regulatory approval of and ultimately commercialize its drug candidates; (ii) the timing and results of clinical trials; (iii) Nurix’s ability to fund development activities and achieve development goals; (iv) risks and uncertainties relating to the timing and receipt of payments from Nurix's collaboration partners, including milestone payments and royalties on future potential product sales; (v) the impact of macroeconomic events and conditions, including increasing financial market volatility and uncertainty, inflation, increasing interest rates, instability in the global banking system, uncertainty with respect to the federal budget and debt ceiling, the impact of war, military or regional conflicts, and global health pandemics, on Nurix’s clinical trials and operations; (vi) Nurix’s ability to protect intellectual property and (vii) other risks and uncertainties described under the heading “Risk Factors” in Nurix’s Quarterly Report on Form 10- Q for the fiscal quarter ended May 31, 2024, and other SEC filings. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. The statements in this presentation speak only as of the date of this presentation, even if subsequently made available by Nurix on its website or otherwise. Nurix disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal estimates and research are reliable, such estimates and research have not been verified by any independent source.

Nurix Is Advancing a Pipeline of Propriety and Partnered Programs in Oncology and Inflammation & Immunology

MOA	Oncology program	Target	Therapeutic area	Discovery – Lead Op	IND enabling	Phase 1a	Phase 1b
TPD	NX-5948	BTK	B-cell malignancies				
	NX-2127	BTK-IKZF	B-cell malignancies				
TPE	NX-1607	CBL-B	Immuno-Oncology				
TPD	Multiple	Undisclosed	Undisclosed				
	Multiple	Undisclosed	Undisclosed				GILEAD
	Multiple	Undisclosed	Undisclosed				sanofi
DAC	Multiple	Undisclosed	Oncology				Pfizer

MOA	I&I program	Target	Therapeutic area	Discovery – Lead Op	IND enabling	Phase 1a	Phase 1b
TPD	NX-5948	BTK	Inflammation / autoimmune				
	NX-0479 / GS-6791	IRAK4	Rheumatoid arthritis and other inflammatory diseases				GILEAD
	STAT6 degrader	STAT6	Type 2 inflammatory diseases				sanofi
	Undisclosed	Undisclosed	Inflammation / autoimmune				sanofi

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TPD: Targeted Protein Degradation; **TPE**: Targeted Protein Elevation; **DAC**: Degrader Antibody Conjugate

3

4 Why Do We Need BTK Degraders? BTK degraders can overcome treatment-emergent resistance mutations BTK degraders have the potential to replace BTK inhibitors in the clinic BTK degraders show emerging activity in various B-cell malignancies BTK degraders address BTK scaffolding function BTK: Bruton’s tyrosine kinase

5 NX-5948 Is More Potent and Broadly Active Than All BTK Inhibitors Tested • All inhibitors have resistance mutation liabilities • NX-5948 displays potent cell killing in the context of key resistance mutations • We have shown that BTK degradation translates into clinical responses across key mutation classes WT C48 1S V41 6L T47 4I L5 28 W NX-5948 Ibrutinib Acalabrutinib Zanubrutinib Pirtobrutinib Vecabrutinib Fenebrutinib Nemtabrutinib GI-50 (nM) 0 1000 2000 3000 4000 5000 Most potent cell killing NX-5948 Demonstrates Broad Preclinical Activity N on co va le nt in hi bi to rs Co va le nt in hi bi to rs

Blockbuster Opportunity in BTK Market $8.7 billion in annual sales of approved BTK inhibitors 6 • Next generation BTK inhibitors are currently taking market share from Imbruvica • All BTK inhibitors share resistance mutation vulnerabilities • Opportunity for Nurix BTK degraders to displace both covalent and non- covalent inhibitors and expand the market 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 2016 2017 2018 2019 2020 2021 2022 2023 Sa le s ( $ m ill io ns ) BTK Yearly Sales Ibrutinib Acalabrutinib Zanubrutinib Pirtobrutinib

Highly selective BTK degrader NX-5948 7

NX-5948-301: Trial Design

Phase 1a/b trial in adults with relapsed/refractory B-cell malignancies

Phase 1a dose escalation [fully enrolled]

CLL/SLL
(up to 66 patients)

- 50 mg QD
- 100 mg QD
- 200 mg QD
- 300 mg QD
- 450 mg QD
- 600 mg QD

NHL/WM
(up to 66 patients)

- 50 mg QD
- 100 mg QD
- 200 mg QD
- 300 mg QD
- 450 mg QD
- 600 mg QD

Ongoing CLL Phase 1b expansion cohorts

Randomized

- **CLL/SLL (200mg)** Prior BTKi and BCL2i
- **CLL/SLL (600mg)** Prior BTKi and BCL2i

Fast Track Designation

Ongoing NHL/WM Phase 1b expansion cohorts

- **MZL** Marginal zone lymphoma
- **WM** Waldenstrom's macroglobulinemia
- **FL** Follicular lymphoma

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CLL, chronic lymphocytic leukemia; **SLL**, small lymphocytic lymphoma; **NHL**, non-Hodgkin's lymphoma; **WM**, Waldenstrom's macroglobulinemia; **BTKi**, BTK inhibitor; **BCL2i**, Bcl-2 inhibitor; **QD**, once daily

8

Baseline Demographics/Disease Characteristics Elderly population with multiple prior lines of targeted therapies Characteristics Patients with CLL (n=31) Patients with NHL/WM (n=48) Overall population (N=79) Median age, years (range) 69.0 (35–88) 66.5 (42–87) 67.0 (35–88) Male, n (%) 19 (61.3) 33 (68.8) 52 (65.8) ECOG PS, n (%) 0 1 13 (41.9) 18 (58.1) 13 (27.1) 33 (68.8) 26 (32.9) 51 (64.6) CNS involvement, n (%) 2 (6.5) 10 (20.8) 12 (15.2) Median prior lines of therapy (range) 4.0 (2–14) 4.0 (2–13) 4.0 (2–14) Previous treatmentsa, n (%) BTKi ≥2 BTKi Pirtobrutinib BCL2i BTKi and BCL2i CAR-T therapy Bispecific antibody PI3Ki Chemo/chemo-immunotherapies 30 (96.8) 11 (35.5) 7 (22.6) 28 (90.3) 27 (87.1) 2 (6.5) 1 (3.2) 9 (29.0) 24 (77.4) 29 (60.4) NA 7 (14.6) 7 (14.6) 7 (14.6) 11 (22.9) 7 (14.6) 4 (8.3) 48 (100.0) 59 (74.7) NA 14 (17.7) 35 (44.3) 34 (43.0) 13 (16.5) 8 (10.1) 13 (16.5) 72 (91.1) Mutation status, n (%) TP53 BTK PLCG2 14/30 (46.7) 13/30 (43.3) 6/30 (20.0) 4/42 (9.5) 0/42 (0.0) 2/42 (4.8) 18/72 (25.0) 13/72 (18.1) 8/72 (11.1) aPatients could have received multiple prior treatments; NA, not applicable; PI3Ki, PI3 kinase inhibitor; CAR-T, chimeric antigen receptor T-cell 9Data cutoff: 17 April 2024

NX-5948 Is Well Tolerated

TEAEs in ≥10% of overall population or grade ≥3 TEAEs or SAEs in >1 patient

	Patients with CLL (n=31)			Overall population (N=79)		
TEAEs, n (%)	**Any grade**	**Grade ≥3**	**SAEs**	**Any grade**	**Grade ≥3**	**SAEs**
Purpura/contusion[a]	13 (41.9)	–	–	28 (35.4)	–	–
Thrombocytopenia[b]	7 (22.6)	1 (3.2)	–	21 (26.6)	7 (8.9)	–
Neutropenia[c]	7 (22.6)	6 (19.4)	–	16 (20.3)	12 (15.2)	–
Fatigue	7 (22.6)	–	–	14 (17.7)	2 (2.5)	–
Anemia	6 (19.4)	1 (3.2)	–	13 (16.5)	3 (3.8)	–
Petechiae	7 (22.6)	–	–	13 (16.5)	–	–
Rash[d]	8 (25.8)	–	1 (3.2)	13 (16.5)	1 (1.3)	1 (1.3)
Headache	6 (19.4)	–	–	12 (15.2)	–	–
Cough	4 (12.9)	–	–	11 (13.9)	1 (1.3)	–
Diarrhea	5 (16.1)	1 (3.2)	–	9 (11.4)	1 (1.3)	–
COVID-19[e]	2 (6.5)	–	–	8 (10.1)	2 (2.5)	2 (2.5)
Hypertension	1 (3.2)	1 (3.2)	–	6 (7.6)	4 (5.1)	–
Pneumonia[f]	2 (6.5)	1 (3.2)	1 (3.2)	5 (6.3)	4 (5.1)	4 (5.1)

- 1 DLT (non-protocol mandated drug hold; NHL)
- 2 TEAEs resulting in drug discontinuation (both NHL)
- 1 related SAE (TLS based on labs, no clinical sequelae)
- Grade 5 AE (pulmonary embolism, not deemed NX-5948 related)
- No additional safety signal with higher doses

[a]Purpura/contusion includes episodes of contusion or purpura; [b]Aggregate of 'thrombocytopenia' and 'platelet count decreased'; [c]Aggregate of 'neutrophil count decreased' or 'neutropenia'; [d]Aggregate of 'rash' and 'rash maculopapular' and 'rash pustular'; [e]Aggregate of 'COVID-19' and 'COVID-19 pneumonia'; [f]Aggregate of 'pneumonia' and 'pneumonia klebsiella'

AE, adverse event; **TEAE**, treatment emergent adverse event; **DLT**, dose-limiting toxicity; **SAE**, serious adverse event; **TLS**, tumor lysis syndrome

Data cutoff: 17 April 2024

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NX-5948 Efficacy: Clinical Response

Broad antitumor activity in CLL as demonstrated by significant lymph node reduction and ORR

CLL disease-evaluable patients[a]	n=26
Objective response rate (ORR)[b], % (95% CI)	69.2 (48.2–85.7)
Best response, n (%)	
CR	0 (0.0)
PR / PR-L	18 (69.2)
SD	6 (23.1)
PD	2 (7.7)

[a]Patients without identified target lesion(s) at baseline are evaluated as disease-evaluable per iwCLL, while they may not be represented in waterfall plot; [b]Objective response rate includes CR + CRi + nPR + PR-L + PR


Lymph node size
% change from baseline in SPD of target lesion
80
60
40
20
0
-20
-40
-60
-80
-100
Ongoing
*
#
#

* Patient with Richter's Transformation (RT) to Hodgkin's on biopsy # Patients with CNS involvement at baseline

SPD, sum of products diameters; **CR**, complete response; **CRi**, complete response with incomplete marrow recovery; **PR**, partial response; **nPR**, nodular partial response; **PR-L**, partial response with rebound lymphocytosis; **SD**, stable disease; **PD**, progressive disease

Data cutoff: 17 April 2024

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12 NX-5948 Efficacy: Duration of Treatment Durable responses seen in heavily pretreated patients with CLL BCL2i cBTKi ncBTKi ≥2 prior BTKi Select prior therapies * *Patient with Richter’s transformation to Hodgkin's on biopsy Median duration of treatment, months (range) 2.8 (0.2–15.2) Patients dose escalated during treatment, n 9 Data cutoff: 17 April 2024 Yes

0 10 20 30 40 50 60 0 50 100 150 200 250 300 Ce ll Co un ts (K /µ L) Study day ALC 13 16 weeks: Partial Response LN: –64% (>50% PR) Spleen: –68% (>50% PR) Plts: >100 (CR) Hgb: >11 g/dL (CR) Malignant cells in CSF: Y Case Study 1: Patient with CLL and CNS Involvement Deepening response over time approaching complete response criteria Baseline LN SPD: 625 cm2 Spleen: 16.1 cm Plts: 93 x 109/L Hgb: 10.4 g/dL Malignant cells in CSF: Y 24 weeks: Partial Response LN: –65% (>50% PR) Spleen: –55% (>50% PR) Plts: >100 (CR) Hgb: >11 g/dL (CR) Malignant cells in CSF: N 36 weeks: Partial Response LN: all <1.5 cm (CR) Spleen: –87% (>50% PR)* Plts: >100 (CR) Hgb: >11 g/dL (CR) Malignant cells in CSF: N Data cutoff: 17 April 2024 References Hansen GM. Oral presentation at AACR Annual Meeting 2024, San Diego, CA. April 9, 2024 Prior treatments 1. Idelalisib: 2015 – 2018 2. Venetoclax-Rituximab: 2018 – 2022 3. Acalabrutinib: 2022 – June 2023 Molecular and cytogenetic features TP53, BCL2, SF3B1, Del (17p) *Normal spleen: 13 cm; 36 week: 13.4 cm The overall response assessments are from the investigators while the individual parameter response assessment criteria are calculated per iwCLL from the data entered LN, lymph nodes; Plts, platelets; Hgb, hemoglobin; CSF, cerebrospinal fluid 8 weeks: Stable Disease LN: –53% (>50% PR) Spleen: –13% (–49% to +49% SD) Plts: >100 (CR) Hgb: >11 g/dL (CR) Malignant cells in CSF: Y

Relevant Medical History • Atrial fibrillation: Dx Jul 2022 • Hypothyroidism: Dx May 2022 • Hypertension: Dx Jul 2022 • Fatigue: Dx Oct 2023 • Disease related cytopenias: Dx 2022-23 Molecular, Cytogenetics and other baseline features • Del(11q, 13q)*, IGHV unmutated* • BTK T474I mutation** • Bulky disease (5 of 6 target lymph nodes >5 cm in longest diameter) • Splenomegaly 14 Case Study 2: CLL Patient with Extensive Prior Treatment Site City of Hope Age, M/F 61, male Diagnosis CLL Initial diagnosis 2008 Prior progression 12 Sep 2023 Dose 200 mg daily IwCLL response PR Status On treatment Current cycle Cycle 8 Prior Systemic Therapies • FCR: 2009-2010 • Ibrutinib + rituximab: 2012 • Venetoclax: 2018 • Acalabrutinib: 2021 • Chlorambucil + obinutuzumab: 2021 • Zanubrutinib: 2022 • Lisocabtagene maraleucel: 2022 • Duvelisib: 2022-23 • Pirtobrutinib + obinutuzumab: 2023 • R-CHOP: 2023 • Pirtobrutinib + bendamustine + obinutuzumab: 2023 Reason for pirtobrutinib + bendamustine + obinutuzumab discontinuation: Progressive disease Data cutoff: 31 May 2024* From medical records; ** Central lab

0 5 10 15 20 25 0 20 40 60 80 100 120 140 160 180 200 Ce ll Co un t ( K/ uL ) Study Day ALC 15Data cutoff: 31 May 2024 Case Study 2: CLL Patient with Extensive Prior Treatment Rapid and sustained lymph node reduction with improving hematologic features Baseline LN SPD: 163.2 cm2 Spleen: 16.1 cm (abnl) Plts: 109 K/µl (normal per iwcLL) Hgb: 10.3 g/dL (low) Constitutional sx: fatigue 8 weeks: Partial Response LN: -64.5% ( > 50% PR) Spleen: -19.4% (SD) Plts: 156 K/µL (Normal per iwCLL) Hgb: 12 g/dL (CR) Constitutional sx: resolved 16 weeks: Partial Response LN: -71.2% ( > 50% PR) Spleen: +16.1% (SD) Plts: 137 K/µL (Normal per iwCLL) Hgb: 12.2 g/dL (CR) Constitutional sx: resolved The overall response assessments are from the investigators, while the individual parameter response assessment criteria are calculated per iwCLL from the data entered.

Mutation Status and BTK Degradation NX-5948 induces rapid and robust degradation of wild-type and mutant BTK 16 Patients with CLL (n=30) Mutation status, n (%) BTKa 13 (43.3) C481S 7 (23.3) L528b 2 (6.7) T474c 3 (10.0) V416d 1 (3.3) G541V 1 (3.3) aPatients could have multiple BTK mutations; BTK mutations were tested at baseline by NGS centrally. ≥5% allelic frequency is reported. bL528W, L528S; cT474F,T474I; dV416L, V416M. Data cutoff: 17 April 2024MFI, mean fluorescence intensity 0 1000 2000 3000 4000 5000 BTK degradation in CLL with BTK mutations BT K M FI (b ac kg ro un d su bt ra ct ed ) M ea n ± SE M Day 2 Day 15 Day 22 Day 29Day 8 BTK T474F/I (n=3) BTK C481S (n=7) BTK L528W/S (n=2*) BTK V416L/M (n=1) *1 patient has both BTK L528S and G541S Wild type (n=15) *1 patient has both BTK L S and G541S B F/I (n=3) B 481S (n=7) B 528 / (n=2*) B L/ ild type (n=15)

17 Clinical Activity in Patients with Baseline Mutations Treatment resistance and poor-prognosis genetic mutations *Patient with Richter’s transformation to Hodgkin's on biopsy • Baseline treatment-resistance and poor prognosis mutations were common, indicating a genetically diverse and hard-to-treat CLL patient population • No genotypic profile was linked to intrinsic NX-5948 resistance Data cutoff: 17 April 2024 * * Treatment resistance mutations Poor- prognosis mutations BTK PLCG2 TP53 SF3B1 ATM NOTCH1

18 Clinical Activity in Patients with Baseline Mutations Treatment resistance and poor-prognosis genetic mutations • Baseline treatment-resistance and poor prognosis mutations were common, indicating a genetically diverse and hard-to-treat CLL patient population • No genotypic profile was linked to intrinsic NX-5948 resistance * Data cutoff: 17 April 2024 * BTK mutations (43% of patients) BTK T474F BTK V416M BTK T474I BTK V416L BTK C481S BTK L528S BTK G541V BTK L528W *Patient with Richter’s transformation to Hodgkin's on biopsy

Nurix Is Accelerating Development of NX-5948 with First Pivotal Study To Be Initiated in 2025  CLL: Clear demonstration of clinical activity in difficult to treat populations • Phase 1a enrollment complete with ~70% ORR as of April 17, 2024 data cutoff (announced at EHA 2024) • Enrolling Phase 1b in relapsed/refractory CLL patients post-BTKi/post-BCL2i • Preparing for initiation of pivotal trial(s) in 2025 in CLL patients post-BTKi/post-BCL2i where we have Fast Track Designation • Planning for a broad and parallel Phase 3 program across lines of therapy as monotherapy and in combination with other approved agents  NHL: Broad activity with deep responses seen across NHL subtypes • Phase 1b expansion underway in selected NHL subtypes with initial focus on monotherapy in indolent indications • Additional data in NHL patients will be presented in 2H 2024 19

Significant Opportunity in CLL Across Lines of Treatment

Annual incidence	Line of treatment	NX-5948	
~7,600 pts*	**3L+ CLL**	NX-5948 monotherapy	**Post-BTKi / post-BCL2i (Fast Track)**
~11,400 pts	**2L CLL**	NX-5948 monotherapy	**Label expansion opportunities**
~19,200 pts	**1L CLL**	NX-5948 monotherapy; NX-5948 + Ven	

Pivotal trials in r/r CLL

Monotherapy post-BTKi/post-BCL2i (Fast Track Designation)
Single-arm and randomized controlled trial options

Pivotal trials in 1L/2L CLL

1L/2L monotherapy study
Randomized controlled trial

1L/2L fixed duration combinations
Randomized controlled trial

* Based on data for 3L and 4L only
Source: Clarivate/DRG Landscape and Forecast Research Report NHL and CLL, April 2023

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Dual acting BTK/IKZF degrader with immunomodulatory activity NX-2127 21IKZF: Ikaros zinc finger family of transcription factors

NX-2127-001: Trial Design

Phase 1a/b trial in adults with relapsed/refractory B-cell malignancies

Phase 1a
Accelerated titration / 3+3 escalation (n~60[a])
CLL/SLL, MCL, DLBCL, FL, MZL, WM

- **300 mg**
- **200 mg**
- **150 mg**
- **100 mg**
- **50 mg**

Oral daily dosing

Phase 1b
Select cohort expansion[b]

- **CLL/SLL** (100 mg) (n=40)
- **MCL** (300 mg) (n=20)
- **DLBCL, WM** (300 mg) (n=20)

- First-in-human, multicenter, open-label, Phase 1a/1b trial in adults with relapsed / refractory B-cell malignancies
- Plan to reinitiate enrollment with new chirally controlled drug substance in separate dose-escalation (previous data generated utilizing prior, chirally mixed drug substance)
- Other potential expansion cohorts include patients with FL, MZL and PCNSL

[a]Planned number of evaluable patients (i.e., meeting DLT evaluability criteria); [b]Planned number of evaluable patients (i.e., meeting efficacy evaluability criteria)

CLL, chronic lymphocytic leukemia; **DLBCL**, diffuse large B-cell lymphoma; **DLT**, dose-limiting toxicity; **FL**, follicular lymphoma; **MCL**, mantle cell lymphoma; **MTD**, maximum tolerated dose; **MZL**, marginal zone lymphoma; **PD**, pharmacodynamics; **PK**, pharmacokinetics; **PCNSL**, primary central nervous system lymphoma; **SLL**, small lymphocytic lymphoma; **WM**, Waldenstrom's macroglobulinemia

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Ongoing Durable Complete Responses With Over One Year of Follow Up Seen in DLBCL and MCL 23BTKi, Bruton’s tyrosine kinase inhibitor; CR, complete response; DLBCL, diffuse large B-cell lymphoma; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; PD, progressive disease; PR, partial response; SD, stable disease; WM, Waldenstrom’s macroglobulinemia NX-2127 Time on study for CLL/SLL subjects Cycle (28 days) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 NX-2127: Time on study for patients with NHL MCL MCL MCL MCL MCL MCL MCL DLBCL DLBCL DLBCL DLBCL DLBCL DLBCL WM WM WM FL FL MZL MZL MZL Data cutoff: 15 Sept 2023

Rapid and Sustained Complete Response in Relapsed/Refractory DLBCL With NX-2127 24 Confirmatory Week 16 Scan Deauville score: 2 Baseline FDG-PET CT Scan Disease Assessment Deauville score: 5 Bladder Bladder • 84-year-old woman with multiply relapsed ABC- DLBCL following 4 lines of aggressive therapy (including combination of rituximab, ibrutinib, and lenalidomide) • Complete response on first assessment at week 8, confirmed at week 16 • As of September 15, 2023, this patient remains in complete response and on treatment with over 15 months of follow up

Rapid and Sustained Complete Response in Relapsed/Refractory MCL With NX-2127 25 Week 8 Scan Deauville score: 2 Baseline FDG-PET CT Scan Disease Assessment Deauville score: 5 Bladder Bladder • 64-year-old woman with multiply relapsed MCL, following stem cell transplant, chemo- immunotherapy, and ibrutinib • Complete response on first assessment at week 8, confirmed at week 16 • As of September 15, 2023, this patient remains in complete response having come off therapy by choice after 17 cycles of treatment

Near-Term Next Steps: Introduce New Commercial Form of NX-2127 and Reinitiate Phase 1b Enrollment for Aggressive NHL Phase 1a Anticipated Phase 1b Expansion Cohorts Dose escalation prioritizes MCL DLBCL 3+3 standard design DLBCL 26 MCL

Oral CBL-B Inhibitor for Immune Oncology Indications NX-1607 27 CBL-B TumorDCDying tumor Lymph node T cell Blood Tumor Dying tumor T cell NK cell CBL-B inhibition promotes the activation of T cells, NK cells, dendritic cells CBL-B: Casitas B lymphoma-b

NX-1607 Mechanism of Action: Intramolecular Glue



NX-1607
HELIX
RING
TKB
Y363
HELIX
RING
TKB
Y363
RING
HELIX
TKB
1. Kinase
2. E2/substrate
Substrate protein
E2
RING
p
pY363
HELIX
TKB

NX-1607 acts as an intramolecular glue forcing CBL-B in its folded **INACTIVE** state	Closed State **INACTIVE**	Opened State	Phosphorylation locks CBL-B in the **ACTIVE** Conformation
↑ **Immune Response**			↓ **Immune Response**

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28

29 Single-Agent NX-1607 Induces Antitumor Response in Multiple Models NX-1607 Prolonged Survival NX-1607 Reduced Tumor Volume NX-1607 Reduced Tumor Volume NX-1607 30 mg/kg day 7 to 46 NX-1607 30 mg/kg day 16 to 28 Colorectal Triple-Negative Breast B Cell Lymphoma Shaded area indicates dosing period 0 25 50 75 100 125 150 0 25 50 75 100 Days post implant % S ur vi va l Vehicle NX-1607 <0.0001p= 20 25 30 0 200 400 600 800 1000 1200 1400 Days post implant Tu m or V ol um e (m m 3 ) NX-1607 Vehicle p<0.0001

NX-1607 and Anti-PD-1 Synergize to Enhance Anti-Tumor Effects and Survival of Mice in Multiple Tumor Models

Colorectal (CT26)



Long-Term Survival
% Conditional Survival
100
50
0
10 20 30 40 50 60 70 80
Days Post Implant
p<0.0001

Colorectal (MC38)



Long-Term Survival
% Conditional Survival
100
50
0
10 20 30 40 50 60
Days Post Implant
p<0.001

Triple-Negative Breast (4T1)



Day 28 4T1 Lung Metastases
Metastatic Colonies
15000
10000
5000
200
100
0
p<0.01
p<0.01

Vehicle NX-1607 anti-PD-1 NX-1607+anti-PD-1

Shaded area indicates dosing period: NX-1607 (30 mg/kg, PO daily) and anti-PD-1 twice a week at 10 mg/kg dosing period

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NX-1607-101: Phase 1 First-in-Human Clinical Trial Design 31 MTD or RP1bD(s) Phase 1a dose escalation Phase 1b potential expansion indications HNSCC Advanced NSCLC Recurrent melanoma Platinum-resistant EOC Advanced gastric/GEJ cancer mCRPC Arm 1 NX-1607 monotherapy dose escalation Arm 2a NX-1607 dose escalation + paclitaxel Mixed tumor cohort Phase 1b dose expansion Arm 1 NX-1607 monotherapy Arm 2b NX-1607 + paclitaxel DLBCL/DLBCL-RT aStarting dose for NX-1607 in Arm 2 will be ≥1 dose level below the highest previously cleared monotherapy dose level and dosing regimen. bCombination indications for Arm 2 may include platinum-resistant EOC, gastric cancer, HNSCC, NSCLC, TNBC, urothelial cancer, cervical cancer

32 NX-5948 NX-1607 Research pipeline Note: All anticipated timing is based on calendar-year periods  Present updated Phase 1a clinical data supporting Phase 1b dose expansion • Accelerate Phase 1 enrollment to enable pivotal trials • Complete IND-enabling studies for autoimmune indications • Present Phase 1a monotherapy and paclitaxel combination data • Define Phase 1b dose(s) for cohort expansion • Nominate new targeted protein degrader development candidate • Achieve substantial research collaboration milestones throughout 2024 Defining Success in 2024 B-cell malignancies Immune oncology Platform & pipeline NX-2127  Resolve partial clinical hold to enable the introduction of new drug product into the ongoing Phase 1 clinical trial

Nurix Is Advancing a Pipeline of Propriety and Partnered Programs in Oncology and Inflammation & Immunology

MOA	Oncology program	Target	Therapeutic area	Discovery – Lead Op	IND enabling	Phase 1a	Phase 1b
TPD	NX-5948	BTK	B-cell malignancies				
TPD	NX-2127	BTK-IKZF	B-cell malignancies				
TPE	NX-1607	CBL-B	Immuno-Oncology				
TPD	Multiple	Undisclosed	Undisclosed				
TPD	Multiple	Undisclosed	Undisclosed				GILEAD
TPD	Multiple	Undisclosed	Undisclosed				sanofi
DAC	Multiple	Undisclosed	Oncology				Pfizer

MOA	I&I program	Target	Therapeutic area	Discovery – Lead Op	IND enabling	Phase 1a	Phase 1b
TPD	NX-5948	BTK	Inflammation / autoimmune				
TPD	NX-0479 / GS-6791	IRAK4	Rheumatoid arthritis and other inflammatory diseases				GILEAD
TPD	STAT6 degrader	STAT6	Type 2 inflammatory diseases				sanofi
TPD	Undisclosed	Undisclosed	Inflammation / autoimmune				sanofi

TPD: Targeted Protein Degradation; **TPE**: Targeted Protein Elevation; **DAC**: Degrader Antibody Conjugate

nurix 33

Advancing a New Therapeutic Class Degrader-Antibody Conjugates (DACs) 34 • DACs combine the catalytic activity of a Targeted Protein Degrader (TPD) with the specificity of an antibody • DACs represent the next generation of antibody drug conjugates (ADCs) • $60 million upfront cash payment • $3.4 billion in potential research, development, regulatory and commercial milestone payments • Mid-single to low double-digit percentage tiered royalties on future product sales • Option for U.S. profit sharing and co- promotion on up to two products arising from the collaboration Seagen* Deal Terms * Seagen is now part of Pfizer

0 2 4 6 0 .0 0 0 0 1 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 M e a n U n b o u n d D ru g C o n c e n tra tio n in P la s m a T im e (h ) Fr ee D ru g C on ce n tr at io n (u M ) Industry Leading DELigase Platform for TPD Drug Discovery Direct-to-Cell Biology HT Screening for in vivo exposure 35 Ligase Enablement Chemistry Automation DEL Discovery Machine Learning/ Generative AI In depth in vivo biological characterization

Strong Financial Position $452.5 million in cash and investments as of May 31, 2024 R&D collaboration cashflow: • Gilead: $45M upfront and $85M in fees and milestone payments earned to date • Sanofi: $55M upfront, $22M in expansion option exercise, and $13M in milestone payments earned to date • Seagen (now part of Pfizer): $60M upfront and $5M in milestone payments earned to date • Cash runway to fund operations into H2 2026 36 Nurix retains option for U.S. profit share and co-promotion for six drug candidates across three partnerships 0 50 100 150 200 250 300 350 400 450 Pre-2019 2019 2020 2021 2022 2023 H1 2024 To ta l p ay m en ts ($ m ill io n) Cumulative Partnership Capital Upfronts Fees & Milestones

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